                                                                   EXHIBIT 10.16


         THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.



                               CUMULUS MEDIA INC.

                          COMMON STOCK PURCHASE WARRANT

Date of Issuance:  March 28, 2002                            Certificate No. 14

         THIS IS TO CERTIFY that BANCAMERICA CAPITAL INVESTORS SBIC I, L.P., a Delaware limited partnership, and its transferees, successors and assigns (the "HOLDER"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from CUMULUS MEDIA INC., an Illinois corporation (the "COMPANY"), at the price of $ 12.00 per share, 706,424 shares (the "AGGREGATE NUMBER") of the fully paid and nonassessable Class A Common Stock, par value $0.01 per share of the Company ("CLASS A COMMON STOCK"), or Class B Common Stock, par value $0.01 per share of the Company ("CLASS B COMMON STOCK"), at the option of the Holder at the time of exercise (as such number may be adjusted as provided herein).

         "COMMON STOCK" means either (a) Class A Common Stock or any other capital stock into which the foregoing is reclassified or reconstituted or (b) Class B Common Stock or any other capital stock into which the foregoing is reclassified or reconstituted.

SECTION 1.        THE WARRANT; TRANSFER AND EXCHANGE.

         (a) THE WARRANT. This Common Stock Purchase Warrant (the "WARRANT") and the rights and privileges of the Holder and the Company hereunder may be exercised by the Holder in whole or in part as provided herein; and, as more fully set forth in Sections 1(b) and 8 hereof, may be transferred by the Holder to any other persons or entities at any time or from time to time, in whole or in part.

         (b) TRANSFER AND EXCHANGES. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and subject to Section 8 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event the Warrant is only partially transferred) and the surrendered warrant shall be canceled. This Warrant may be exchanged at the option of the Holder, when surrendered at the principal executive offices of the Company ("PRINCIPAL OFFICE"), for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

SECTION 2.        EXERCISE.

         (a) RIGHT TO EXERCISE. At any time after the Date of Issuance and on or before the first anniversary of the Date of Issuance (the "Expiration Date"), the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day (defined below) at the Principal Office, together with the election to purchase, in the form attached hereto as EXHIBIT A and made a part hereof (the "ELECTION TO PURCHASE"), duly executed, and payment of the Exercise Price for the number of shares to be purchased (the "EXERCISE AMOUNT"), as specified in the Election to Purchase. As used herein "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which commercial banking institutions in Atlanta, Georgia are authorized or required by law or executive order to be closed. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

         (b) PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made to the Company in cash or other immediately available funds.

         (c) ISSUANCE OF SHARES OF COMMON STOCK. Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon such surrender of this Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for the Exercise Amount.

         (d) FRACTIONAL SHARES. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share (defined below) determined as of the Business Day immediately preceding the date of exercise of this Warrant. As used herein, "FAIR MARKET VALUE PER SHARE" means as of a particular date the average (weighted by daily trading volume) of the closing prices of the Class A Common Stock on all securities exchanges on which such security may be listed at the time, or, if there has been no sales on any such exchange on any day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated or any similar successor organization, in each such case averaged over a period of 20 days consisting of the day as of which the "Fair Market Value Per Share" is being determined and the 19 consecutive trading days prior to such day.

         (e) PARTIAL EXERCISE. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

SECTION 3. PAYMENT OF TAXES. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 6 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the Holder in respect of which such shares or securities are issued.

SECTION 4. REPLACEMENT WARRANT. In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory.

SECTION  5. RESERVATION OF COMMON STOCK AND OTHER COVENANTS.

         (a) RESERVATION OF AUTHORIZED COMMON STOCK. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Class A Common Stock and Class B Common Stock, or other stock or securities deliverable pursuant to Section 6 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Warrant.

         (b) AFFIRMATIVE ACTIONS TO PERMIT EXERCISE AND REALIZATION OF BENEFITS. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 6 hereof, require registration with or approval of any governmental authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, use its reasonable best efforts to secure upon and after exercise of this Warrant such registration or approval, as the case may be (including but not limited to approvals or expirations of waiting periods required under the Hart Scott Rodino Antitrust Improvements Act).

         (c) REGULATORY REQUIREMENTS AND RESTRICTIONS. In the event of any reasonable determination by the Holder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (collectively, a "REGULATORY REQUIREMENT"), the Holder is effectively restricted or prohibited from holding this Warrant or any shares of Common Stock issuable upon exercise of this Warrant, any shares of Class A Common Stock into which shares of Class B Common Stock are convertible or any shares or other securities issuable pursuant to Section 6 hereof (such shares or other securities collectively, the "Warrant Shares"), or otherwise realizing upon or receiving the benefits intended under this Warrant, the Company shall use its reasonable best efforts to take such action as the Holder and the Company shall jointly agree in good faith to be reasonably necessary to permit the Holder to comply with such Regulatory Requirement, with the costs of same for the account of the Company.

         (d) VALIDLY ISSUED SHARES. The Company covenants that all shares of Common Stock that may be delivered upon exercise of this Warrant (including any shares or other securities issued pursuant to Section 6 hereof), assuming full payment of the Exercise Price, shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever.

         (e) LISTING. If the Warrant Shares require listing on any securities exchange, before such shares or securities may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares or securities to be duly listed on such securities exchange.

SECTION  6. ADJUSTMENTS TO AGGREGATE NUMBER.

         Under certain conditions, the Exercise Price and Aggregate Number shall be adjusted as set forth in this Section 6. Upon each adjustment of the Aggregate Number, the Exercise Price shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Aggregate Number immediately prior to such adjustment, and the denominator of which shall be the Aggregate Number immediately following such adjustment.

         (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. In case at any time or from time to time the Company shall: (i) issue to the holders of any of its Common Stock, a dividend payable in, or other distribution of, Common Stock (a "Stock Dividend"), subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, including without limitation by means of a stock split (a "Stock Subdivision"), or combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock (a "Stock Combination"), then the Aggregate Number in effect immediately prior thereto shall be
                  (1) proportionately increased in the case of a Stock Dividend or a Stock Subdivision and (2) proportionately decreased in the case of a Stock Combination. In the event the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a Stock Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. An adjustment made pursuant to this
                  Section 6 shall become effective retroactively (x) in the case of any Stock Dividend to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such Stock Dividend, or (y) in the case of any such Stock Subdivision to the close of business on the date upon which such corporate action becomes effective.

         (b) CHANGES IN COMMON STOCK. In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company's assets, liquidation, recapitalization or reclassification of the Company's securities) in connection with which the then outstanding shares of Common Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "TRANSACTION"), then, as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled to elect by written notice to the Company to receive
                  (i) a new warrant in form and substance similar to, and in exchange for, this Warrant to purchase all or a portion of such securities or other property or (ii) upon exercise of this Warrant at any time on or after the consummation of the Transaction, in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 6). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein shall assume, by written instrument delivered to the Holder, the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive and such corporation or entity shall have similarly delivered to the Holder an opinion of counsel for such corporation or entity, satisfactory to the Holder, which opinion shall state that all of the terms of the new warrant or this Warrant shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as the Holder may reasonably request. The foregoing provisions of this Section 6(b) shall similarly apply to successive Transactions.

         (c) ADJUSTMENT NOTICE. Whenever the Aggregate Number is to be adjusted pursuant to this Section 6, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within 10 Business Days after the event requiring the adjustment) prepare a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The Company shall promptly cause a copy of such certificate to be delivered to the Holder. The Company shall keep at its Principal Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant (in whole or in part). The Company shall also notify the Holders of (i) any capital reorganization or reclassification of the capital stock of the Company or share exchange or merger with, or sale, disposition or other conveyance of all or substantially all of its assets to, any Person and (ii) the Company (or any other party) shall institute any proceeding seeking an order for relief under Federal Bankruptcy laws or seeking to adjudicate the Company as bankrupt or insolvent, or seeking dissolution, liquidation or winding up of the Company or seeking reorganization under any law relating to bankruptcy or insolvency.

SECTION  7. NO DILUTION OR IMPAIRMENT.

         (a) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under Section 6 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise or (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

(b) CERTAIN EVENTS. If any event occurs as to which the provisions of this Warrant are not strictly applicable or, if strictly applicable, would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Company and the Holder shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect the Holder's rights as aforesaid.

SECTION 8.  TRANSFERS OF THE WARRANT.

         (a)      GENERALLY. Subject to the restrictions set forth in this
                  Section 8, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part.

         (b) COMPLIANCE WITH SECURITIES LAWS. The Holder agrees that the Warrant may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws. In the event that the Holder transfers this Warrant pursuant to an applicable exemption from registration, the Company may request, at its expense, an opinion of counsel that the proposed transfer does not violate the Securities Act and applicable state securities laws.

SECTION 9. SURVIVAL OF PROVISIONS. Notwithstanding the full exercise by the Holder of its rights to purchase Common Stock hereunder, the provisions of Sections 3, 5(c), 5(d), 5(e) and 9 through 18 of this Warrant shall survive such exercise and the Expiration Date.

SECTION 10. DELAYS, OMISSIONS AND INDULGENCES. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder's part of any breach or default under this Warrant, or any waiver on the Holder's part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

SECTION 11. RIGHTS OF TRANSFEREES. Subject to the provisions of Section 8, the rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 12. CAPTIONS. The titles and captions of the Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

SECTION  13. NOTICES.

         All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

         (a)      IF TO THE COMPANY:

                  Cumulus Media Inc.
                  3535 Piedmont Road
                  Bldg. 14, Suite 1400
                  Atlanta, GA 30305
                  Attention:  Chief Executive Officer
                  Telecopy No.:  (404) 949-0740

                  with a copy to:

                  Jones, Day, Reavis & Pogue
                  3500 SunTrust Plaza
                  303 Peachtree Street, NE
                  Atlanta, GA 30308
                  Attention: John E. Zamer, Esq.
                  Telecopy No.:  (404) 581-8330

         (b)      IF TO THE HOLDER:

                  BancAmerica Capital Investors SBIC I, L.P.
                  Bank of America Corporate Center
                  25th Floor
                  100 North Tyron Street
                  Charlotte, NC 28255-0001
                  Attn.: Robert H. Sheridan, III
                  Telecopy No:  (704) 386-6432

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

SECTION 14. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

SECTION 15. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

SECTION 16. GOVERNING LAW. This Warrant is to be construed and enforced in accordance with and governed by the laws of the State of Illinois and without regard to the principles of conflicts of law of such state.

SECTION 17. ENTIRE AGREEMENT. This Warrant is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

SECTION 18. RULES OF CONSTRUCTION. Unless the context otherwise requires "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Warrant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                   [Remainder of Page Intentionally Omitted.]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its duly authorized officers and its corporate seal to be affixed hereto as of the date below written.

                                   CUMULUS MEDIA INC.



                                   By: /s/ MARTIN R. GAUSVIK
                                       ------------------------------------
                                          Name:  Martin R. Gausvik
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                                                       EXHIBIT A

                               NOTICE OF EXERCISE

To:      Cumulus Media Inc.
         3535 Piedmont Road
         Building 14, 14th Floor
         Atlanta, GA  30305
         Attn:  Chief Executive Officer

1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise the attached Warrant with respect to ________ shares of Class [A][B] Common Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

         2. The undersigned herewith tenders the Exercise Price for such shares.

         3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

                                    --------------------------------------------
                                    (Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

                                    --------------------------------------------
                                    (Address of Record Holder/Transferee)

         4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         5. If the Exercise Amount is less than all of the shares of Class [A][B] Common Stock purchasable under the attached Warrant, please issue a new Warrant representing the remaining balance of such shares, as follows:

                                    --------------------------------------------
                                    (Name of Record Holder/Transferee)

and deliver such warrant to the following address:

                                    --------------------------------------------
                                    (Address of Record Holder/Transferee)

                                    --------------------------------------------
                                    (Signature)
--------------------
(Date)